INVENTORIES	12 Months Ended
Mar. 31, 2012
INVENTORIES

5. INVENTORIES

Inventories as of March 31, 2011 and 2012 comprised the following:

	Yen in millions		U.S. Dollars in thousands
	2011	2012	2012
Finished goods	¥91,059	¥108,875	$1,327,744
Work in process	2,551	2,266	27,634
Raw materials	16,985	18,430	224,756

Total	¥110,595	¥129,571	$1,580,134

Inventory write-downs, which are charged to cost of sales, amounted to ¥ 195 million, ¥ 709 million, and ¥ 1,962 million ($ 23,927 thousand) for the years ended March 31, 2010, 2011 and 2012, respectively. Inventory write-downs for the year ended March 31, 2011 include ¥ 3 million ($ 36 thousand) of damaged inventory caused by the March 11, 2011 earthquake and resulting tsunami in Japan.